Home Office: Harrison, NY Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA QNY

File No. 811-07793, CIK: 0001021447

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA QNY, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi Annual report of the underlying funds of the flowing underlying management investment companies:

•	Transamerica Series Trust, filed its Semi Annual report with the Commission via EDGAR (CIK: 0000778207);

This filing constitutes the filing of those reports as required by Rule 30v2-1 under the Act.

This Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies have filed or will file its Semi Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Allison Ryan
Allison Ryan, Vice President
Transamerica Financial Life Insurance Company